Exhibit 10.5
Schedule of Omitted Documents
of Griffin Capital Essential Asset REIT, Inc.

The following Promissory Notes have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.3 to this Form 8-K:

1.	Promissory Note A-1-2 in the amount of $81,250,000.00 dated September 29, 2017.

2.	Promissory Note A-1-3 in the amount of $25,000,000.00 dated September 29, 2017.

3.	Promissory Note A-2-1 in the amount of $35,000,000.00 dated September 29, 2017.

4.	Promissory Note A-2-2 in the amount of $30,000,000.00 dated September 29, 2017.

5.	Promissory Note A-2-3 in the amount of $25,000,000.00 dated September 29, 2017.

6.	Promissory Note A-2-4 in the amount of $20,000,000.00 dated September 29, 2017.

7.	Promissory Note A-2-5 in the amount of $15,000,000.00 dated September 29, 2017.

8.	Promissory Note A-2-6 in the amount of $6,250,000.00 dated September 29, 2017.

9.	Promissory Note A-3 in the amount of $37,500,000.00 dated September 29, 2017.

The following first mortgage liens have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.4 to this Form 8-K:

1.	Open-End Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing for General Electric Company Property.

2.	Deed of Trust, Assignment of Leases and Rents, and Security Agreement for Christus Health Property.

3.	Deed of Trust, Assignment of Leases and Rents, and Security Agreement for T-Mobile Property.

4.	Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing for Wells Fargo Property.

5.	Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing for Connecticut General Property.

6.	Deed of Trust, Assignment of Leases and Rents, and Security Agreement for NEC Corporation Property.

7.	Deed of Trust, Assignment of Leases and Rents, and Security Agreement for

8.	Deed of Trust, Assignment of Leases and Rents, Security Agreement, and Fixture Filing for Restoration Hardware Property.

9.	Leasehold Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing for State Farm Property.